PIMCO Funds

Supplement Dated September 20, 2013 to the

International Bond Funds Institutional Class, Class P, Administrative Class, Class D, Class A,

Class B, Class C and Class R Prospectus dated July 31, 2013, as supplemented from time to time

(the “Prospectus”)

Disclosure Related to the PIMCO Emerging Markets Corporate Bond Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is managed by Michael Gomez. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Michael Gomez. Mr. Gomez is a Managing Director of PIMCO and he has managed the Fund since September 2013.

In addition, effective immediately, the section of the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus pertaining to the Fund is deleted and the following disclosure is added to the table:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Corporate Bond	Michael Gomez	9/13	Managing Director, PIMCO. Mr. Gomez has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, he was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_092013

PIMCO Funds

Supplement dated September 20, 2013 to the

Statement of Additional Information dated July 31, 2013,

as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Emerging Markets Corporate Bond Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is managed by Michael Gomez. Therefore, effective immediately, the section of the table in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI relating to the Fund is deleted and the section of the table relating to Mr. Gomez is deleted and replaced with the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Gomez[9]
Registered Investment Companies	6	$25,634.45	0	N/A
Other Pooled Investment Vehicles	22	$23,844.31	0	N/A
Other Accounts	22	$13,042.65	0	N/A
[9]	Mr. Gomez manages the PIMCO Emerging Local Bond Fund, which has $14,922.7 million in total assets under management, the PIMCO Emerging Markets Corporate Bond Fund, which has $1,223.8 million in total assets under management, the PIMCO Emerging Markets Currency Fund, which has $6,801.2 million in total assets under management, and the PIMCO Emerging Markets Full Spectrum Bond Fund, which has $5.1 million in total assets under management. Mr. Gomez also co-manages the PIMCO Emerging Markets Bond Fund, which has $7,552.1 million in total assets under management.

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective September 20, 2013, the PIMCO Emerging Markets Corporate Bond Fund is managed by Michael Gomez. Information pertaining to accounts managed by Mr. Gomez is as of August 31, 2013.

Additionally, effective immediately, the section of the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI relating to the Fund is deleted and the following disclosure is added to the table:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Gomez[2]	PIMCO Emerging Markets Corporate Bond	None

[2]	Effective September 20, 2013, Mr. Gomez manages the PIMCO Emerging Markets Corporate Bond Fund. As of August 31, 2013, to the best of the Trust’s knowledge, Mr. Gomez did not own any shares of the PIMCO Emerging Markets Corporate Bond Fund.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP2_092013